                                                                  SELECTED FUNDS

                                                                   ANNUAL REPORT

                                                               December 31, 2000

SELECTING QUALITY COMPANIES FOR THE LONG TERM(TM)


Selected American Shares

Selected Special Shares

Selected U.S. Government Income Fund

Selected Daily Government Fund





                                                                  SELECTED FUNDS



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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder,

There is always a list of worries circulating in the market. Right now, for example, some people are worried about what you might call the four E's--earnings, the economy, euro weakness and energy costs. Other people are worried about the three T's--trade deficits, terrorism or unrest in the world and taxes. Yet others are worried about the three I's--interest rates, inflation and integrity, whether in government or in corporate accounting.

To become a successful investor you have to look beyond those worries. First, you must be committed to the concept that investing in equities is a proven way to build wealth over generations. (1) Second, you must do your homework before you invest the way you would do your homework before buying a house. You would call in experts such as an appraiser and a building engineer to help you evaluate the condition of the house, the neighborhood, the schools, the house's record of appreciation and historical and projected property tax rates.

Third, and perhaps most important of all, you must think long term. You have to look two, three or more years ahead so you are not caught up in the quarterly earnings revision game or the momentum game. When you buy a house, you intend to own it for a while. If you thought you might be moving and sell the house in a few months, you would rent rather than buy. Being a short-term stock trader is akin to signing month-to-month leases as opposed to being an owner or long-term investor.

At the Selected Funds, we focus on themes that we believe are likely to prevail over a decade or more. One theme that has been successful for us in the past and that we continue to like is financial stocks, which offer a play on the growing retirement market and the increasing interest of baby boomers in investing for their retirement. Financial stocks have also benefited from the trend to industry restructuring and consolidation and from low inflation and the long business expansion, which has limited credit risk. (2)

A future demographically related theme that might be a logical extension of the financial theme is the growing global market for new medicines. As baby boomers reach retirement age, they will tend to use more medications, and medical advances are also lengthening life expectancies. These new medicines may be invented by existing pharmaceutical companies, by emerging biotech and genetic research companies or, most likely, by a combination of these groups via consolidation, joint ventures, and joint operating and marketing agreements. (2)

To be a successful investor, we also think you have to focus on the price you pay for ownership of a particular company as well as on the prospects for businesses and themes. That is true too if you are purchasing a house. You may love the house, but if it is overpriced, it is not a good buy.

Paying attention to price is especially important now as we do not expect the secular explosion in equity prices that we experienced over the past two decades when the Dow Jones Industrial Average advanced from 1,000 to 10,000. Instead, we anticipate the market will move in a broad trading range during the next few years. To our mind, 10,000 looks like a value point that is being established on the downside, although prices could certainly go lower in a recession or a real bear market. At the same time, given today's earnings, future prospects for growth and where we are in the business cycle, it would require a serious rewriting of the history books to get the Dow much above 15,000 in the next five years or so.


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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Our strategy is to follow a practice of watchful waiting, using an add and trim policy. If you are a committed equity investor and have done your homework, as market rotation drives certain industries into disfavor, you can take advantage of opportunities there. Conversely, when a group has been in favor for six months or more, then it may be advisable to do some trimming or at the very least hold off on increasing those positions.

We think that good money will still be made in stocks over the next few years, but it will be made by leaning against the wind--that is, by buying on weakness and lightening up on strength in a choppy market. In this climate, we will continue to stick with high quality, well-managed companies that we believe offer solid potential for sustainable earnings growth over the long term. (3)

Sincerely,



/s/ James J. McMonagle              /s/ Shelby M.C. Davis
James J. McMonagle                  Shelby M.C. Davis
Chairman                            Senior Research Adviser

February  5, 2001

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES, INC.

PERFORMANCE OVERVIEW

Selected American Shares generated a total return of 9.33% for the year ended December 31, 2000 (4), outpacing the performance of the Standard & Poor's 500
(5) Index and Lipper Analytical Services' Large-Cap Value Fund category. (6) The S&P 500 returned (9.10)% and the average large-cap value fund returned 1.32% over the same time frame.

From May 1, 1993 through December 31, 2000, the approximate period of time that Davis Selected Advisers has managed Selected American Shares, the Fund generated an average annual total return of 19.71%. This performance ranked the Fund #2 out of the 99 funds in Lipper's Large-Cap Value Fund category. (6)

According to Morningstar, "Selected American is set to close the books on its sixth consecutive year of outperformance, thanks to focus and legwork. Comanagers Ken Feinberg and Chris Davis concentrate on the long term to the exclusion of all else.... By sticking with their companies for a long time, they've gotten to know their holdings much better than their competition. In addition, they pore over a company's books and do all the intensive research needed to get a true picture of a company's prospects. Thus, they're better at figuring out when bad news will blow over and when it's time to sell. The Davis firm and the fund's board share management's long-term outlook, too, so there's not a lot of pressure to sell because of a bad earnings announcement." (7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund last year?

A. In the year 2000, Selected American Shares produced strong investment returns both in absolute terms and also relative to the S&P 500 Index against which Ken and I judge ourselves. These are good results but, as I mentioned in August, there is a danger in trying to read too much into short-term results and an even greater danger of becoming complacent when short-term results are good. Despite our mistakes, which I will describe below, we are generally pleased with the performance of the businesses that we own. The portfolio is made up of high-quality companies run by first-class managers. More importantly, the fact that these managers are capable of creating value in all types of economic and market conditions is reassuring in such uncertain times and helps keep us focused on the long term. (8)

Q. What is your perspective on the market turmoil that seemed to characterize the year 2000?

A. As contrary as this might sound, Ken and I would describe the market last year as generally rational. To understand this description, it is important to remember that stocks represent ownership interests in businesses and that there is a fundamental difference between the price of a stock, which can be affected by changes in psychology and sentiment, and the value of a stock, which can only be determined by the present value of the cash generated by the underlying business. Over the past several years, we have been operating in an environment where price and value became disconnected. Companies with little or no cash flow (or prospects of generating any) and therefore stocks that had little or no value were being priced at enormously high levels. Meanwhile, many businesses with strong cash flow and reasonable growth were being priced as if they were doomed to fade into oblivion. Beginning in the second quarter of last year, price and value began to converge with the result that many companies with very high prices plunged while others with more reasonable valuations recovered somewhat. It is striking that the relatively modest movement in the S&P 500 masks enormous underlying price swings, with many large, widely owned stocks falling 50-90% from their highs. It is because of this general convergence between price and value that we would characterize the market of 2000 as more rational.

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Can you provide some perspective on the portfolio?

A. In reviewing the portfolio, I am reminded of Clint Eastwood's Western, The Good, the Bad and the Ugly, as we certainly made decisions that fall into all three categories.

Looking first at "The Good," market volatility created opportunities both on the buy side and the sell side. In the early part of the year when anything associated with the `Old Economy' was languishing, we were presented with opportunities to add to top-notch pharmaceuticals such as American Home Products
(9), Bristol-Myers and Merck, all we believe at reasonable prices. To my father's comments above in which he outlines the strong demographic underpinnings of this high-quality industry, I can only add that the recent presidential election would seem to mitigate some of the industry's regulatory risk.

The market also showed a distinct aversion to anything controversial. In such an environment, investors have a `shoot first and ask questions later' attitude when good companies become involved in controversy. Such was the case with Tyco, when a poorly researched newsletter called into question Tyco's accounting policies. In the resulting panic, the stock price collapsed, providing an opportunity to buy this growing company at a value price. Importantly, one can only take advantage of such opportunities with the conviction that comes from research. Without question the research effort that Ken led on Tyco was first-rate.

Our opportunistic purchase of Costco also falls into the category of seeing opportunity amid controversy. Long a favorite of growth investors, the shares of Costco fell almost 50% from their high when earnings came in below expectations. This disappointment resulted from a number of developments that Ken and I consider as positives not negatives, such as an increase in the opening of new stores and the success of Costco's partnership with American Express. Both of these developments result in higher short-term costs but long-term value creation. We had followed this well-run company for many years and are delighted that such a short-term overreaction provided an opportunity to establish a position at reasonable prices.

Other "good" buys during controversial times that warrant mention include Providian, Tellabs and Philip Morris.

"The Good" category also includes an important contribution from good sells. These sells in turn can be divided in two groups. In the first group were companies where investor euphoria drove valuations to unjustifiable levels. Most of this selling took place early in the first quarter. This was fortuitous timing, as we certainly did not foresee the massive collapse in technology that began shortly thereafter. Rather, we were simply applying the valuation discipline that is essential in our investment philosophy. We sold all of our Oracle and SAP shares, the vast majority of our Applied Materials position and a significant portion of our holdings in Texas Instruments, all at prices dramatically above where these stocks currently trade.

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The second kind of good sells were in companies whose reported results were helped by nonrecurring or lower quality sources of income, such as venture capital or pension gains. Although we remain admirers of Intel and of IBM, we significantly reduced our holdings in each reflecting our concern that the companies' recurring earnings base was somewhat less than the reported results would indicate.

This brief discussion, alas, wraps up "The Good" portion of our report, leaving only "The Bad" and "The Ugly."

In "The Bad" category, Ken and I would place holdings whose business prospects have deteriorated generally because of factors that lay outside of the companies' control, such as the slowing economy. In some cases, such as the media companies Gannett and Tribune or the industrial company Dover, stock prices have fallen in anticipation of worsening results. In other cases, such as Masco, the largest supplier to Home Depot, and Martin Marietta Materials, a well-run gravel company, operating results have already been impacted much more than we would have predicted. Interestingly, while both Masco and Martin Marietta fell steeply from their highs, both ended the year modestly up. My definition of this category of holdings as "bad" does not describe our view of these businesses or the people who run them, but simply reflects the fact that the weakening economy will have an important impact on their short-term operating results that in some cases is worse than we would have forecast.

Onto "The Ugly": a category I define as companies whose stock prices are down as a result of deteriorating business prospects and missteps by management, at least in the short term. I must further divide this group into companies in which we still have confidence and companies in which our confidence has been shaken by our misjudgment.

In the first group, the performance of printing company Lexmark was certainly ugly. While we began buying the company when it was already down 20% from its high, the shares continued to plunge because of deteriorating business conditions as well as some operating mistakes. Similarly, the shares of Hewlett-Packard have fallen in conjunction with disappointing results that also stemmed from both a weakening business environment as well as overly optimistic predictions by the management team. Although we were undoubtedly mistaken in our short-term predictions for these companies and although their managements have clearly made some missteps, we still have confidence in them.

The most important category to report to shareholders is the segment within "The Ugly" category that we must classify as our most serious mistakes: AT&T, Motorola and Lucent, which together cost our shareholders over 400 basis points of performance in the year 2000 (i.e., we estimate that Selected American Shares would have been up approximately 14% for the year had we not purchased these stocks). In reviewing our investment rationale and process, we have concluded that we were mistaken about these holdings for very different reasons.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In the case of AT&T, rapid developments in technology and important changes in regulations allowed a host of new competitors, ranging from the old local phone companies (or RBOCs) to brand-new, well-capitalized start-ups such as Level Three, to gain important advantages in AT&T's core long-distance and business-services operations. We were slow to recognize AT&T's strategic vulnerability or anticipate the dramatic deterioration in pricing that resulted from these developments. Unfortunately, these types of mistakes are always difficult to prevent and predict, as technological and regulatory changes are often unexpected. Nevertheless, we certainly will never again underestimate the enormous effect that capital and regulators can have on the competitive landscape, nor will we overestimate the ability of a new CEO to change quickly a slow-moving corporate culture. Clearly Mike Armstrong faced a Herculean task. In reviewing our investment in AT&T, Ken recently reminded me of Warren Buffett's quip that in investing, unlike competitive diving, there are no extra points awarded for the degree of difficulty.

In the case of Motorola, I remember my grandfather's observation that the four most expensive words on Wall Street are, "This time is different." Operating as the company does in the enormous growth businesses of telecommunications and semiconductors, it seemed likely that despite its five-year history of poor execution Motorola could be poised for years of profitable growth. Unfortunately, the company has been slow to address the causes of this chronic mis-execution and to correct its apparently poor financial controls and lack of capital discipline.

I have saved the worst for last and now turn to Lucent, whose well-documented fall from grace is common knowledge. The reason we call Lucent the worst is because it was the most preventable of the mistakes we made in the year 2000.

When studying manufacturing companies or financial companies, our analysis always incorporates a careful assessment of the balance sheet and cash flow statements as well as the income statement. In technology, we, like many others, gave little attention to anything but the income statement. In this case, with perfect hindsight, that proved to be a mistake. The income statement was distorted in a way that might have been anticipated if we had placed as much emphasis on the company's cash flow statement as on its income statement. Although we purchased shares in Lucent after they had fallen almost one-third from their high and although the company had reported year-end net income for 1999 of over $3 billion, the company's cash flow statement revealed this shocking fact: while generating over $3 billion of net income (adjusted for an accounting change) and adding back another $1.8 billion of depreciation, the company still lost over $270 million of cash flow from operations. Given Lucent's then-stellar reputation and record, we were too easily reassured in our subsequent conversations with senior management and overlooked the now obvious significance of this glaring discrepancy. In the following months, the company went on to miss an important product cycle, which penalized revenue and forced these accounting issues to the surface.

Given the magnitude of Lucent's decline, the near unanimity of investor pessimism, the prospect of a new CEO and the pending spin-off of Lucent's valuable semiconductor business, we continue to own the shares and will report to you in future letters as to the final outcome of this saga.

It is our hope that going forward we will be able to repay a certain amount of the loss produced by this mistake through the avoidance of future mistakes. Rest assured that we have been reminded again of the importance of cash earnings (or what we call "owner earnings") and of the vagaries of GAAP (generally accepted accounting principles) earnings.

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What is your investment outlook?

A. Looking ahead, I can only echo my father's concerns that we will not again enjoy the wonderful environment of the last two decades for some time to come. It is clear to Ken and me that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of `the wealth effect' and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense due to the hidden cost of stock options and lower required contributions to fund pension plans. Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors has been fully appreciated.

In such an environment and in the spirit of my father's comments earlier in this report, I would add our commitment to the three S's. We are committed to being selective--that is, to remaining focused on the quality of the businesses that we own; to being sensitive to the relationship between price and valuation, which benefited us in our selling early in the year 2000; and to scrutinizing financial and regulatory statements for the sorts of accounting gimmicks that cost us so much in our Lucent investment.

While the opportunities that allowed for the handsome results enjoyed by investors over the last two decades are likely gone, our core business of buying reasonably priced well-run companies for the long term remains the best method we know for building wealth over time. In this type of environment, investors will not get the instant gratification of huge annual returns, but instead must be patient and bear in mind Ben Graham's observation: "The investor who buys securities when the market price looks cheap on the basis of the company's statements and sells them when they look high on the same basis probably will not make spectacular profits. But, on the other hand, he will probably avoid equally spectacular and more frequent losses. He should have a better than average chance of obtaining satisfactory results. And this is the chief objective of intelligent investing." (10)

On a final note, while the management of Selected American Shares is a team effort, our significant additions to Tyco, Tellabs, Philip Morris and Providian were all driven by Ken, with help from the research team. One of the advantages of writing this letter is that I know that Ken himself would never acknowledge his contribution for which he deserves our sincere thanks.

As the investment climate deteriorates and the storm clouds gather over the market, we cannot assure you that we will make rapid progress in the years ahead. But we can assure you that we shall continue to make every effort to ensure that the portfolio is well-founded and supported by companies capable of riding out the storms that may follow so many years of fair weather. (3)

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

Selected Special Shares generated a return of (1.10)% for the year ended December 31, 2000 (4) compared to returns of (9.10)% for the Standard & Poor's 500 Index and (39.29)% for the NASDAQ Composite Index (5), which is skewed towards younger companies. Selected Special Shares seeks to deliver less volatile returns than more aggressive small-cap and mid-cap funds while building long-term wealth for shareholders. The Fund's three- and five-year results, 12.89% and 15.35%, respectively, reflect this objective.

According to Morningstar, the Fund's "valuation-sensitive style and a relatively stable group of names have produced one of the [mid-cap growth] category's most attractive risk scores. Investors who like this smooth trajectory will find a respectable home here." (11)

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER

Q. Could you provide some perspective on the Fund's performance last year?

A. The year 2000 started off solidly with economic strength carrying over from the fourth quarter of 1999, which was buoyed by: millennium celebration and Y2K technology-upgrade spending, initial enthusiastic spending centered around the Internet and wireless communications, entrepreneurial capital pouring into start-up companies, and high and rising employment levels. By midyear 2000, however, the Federal Reserve's multiple interest rate increases began to impact the economy and retail sales began to slow. Also, new Internet business models began to fail and the demand for personal computers and wireless phones unexpectedly slowed relative to lofty expectations.

We believe that, to some extent, Y2K spending in 1999 borrowed sales from 2000 and temporarily raised expectations for higher secular growth rates that did not materialize. We expect that sales will pick up again after businesses and consumers have absorbed new technology acquired over the past few years and the need to acquire new features intensifies.

The economy decelerated further in the second half of 2000. In the economically leveraged fourth quarter, the uncertainty created by the five-week national election appears to have incrementally stalled corporate capital spending plans and curtailed consumer spending, especially for big-ticket consumer products.

Selected Special Shares benefited during 2000 from reduced exposure to technology and communication stocks early in the year--for example, our elimination of long-term holdings in Dell, Lexmark and WorldCom, as well as trimming other technology stocks--and by increased exposure to energy. The Fund ended the year with a temporarily high cash position as the result of taking profits in what we viewed as highly valued stocks in a decelerating economy.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER - CONTINUED

Q. Could you discuss the Fund's overall investment focus in more detail?

A. Selected Special Shares generally invests in companies with market capitalizations of less than $10 billion at the time of purchase. In keeping with the Selected Funds' philosophy, we maintain a long-term perspective and will not sell a good investment just because a company crosses that threshold. We tend to hold these stocks when they become larger because we think that some of the biggest gains may be yet to come and that it is more tax efficient. The Fund's median weighted market cap at the end of December was $6.3 billion versus $71.5 billion for the Standard & Poor's 500 Index.

The Fund allows shareholders to participate in the potential for above-average gains from a part of the market that is not valued as efficiently as large-cap stocks. Small and mid-sized companies are often innovators and leaders and frequently have higher growth potential than large companies that become constrained by the law of large numbers. It is harder for a $100- billion company to grow 25% annually than it is for a $1-billion company. Of course, along with investing in smaller, less liquid companies may come greater short-term volatility.

Q. Where are you finding particular opportunities today?

A. We want to own companies with superior revenue growth. To grow, companies ultimately have to increase sales; they cannot just reduce expenses. Superior top-line growth can result from introducing new products, entering new markets and being in front of important trends, such as increased capital spending or demographic changes.

One industry we like because of anticipated capital spending increases is oil service. Not that much money has been spent searching for new oil and gas in the last few years, partly because of consolidation in the oil industry. Now that much consolidation has occurred, we expect a pickup in spending on energy exploration and development. Furthermore, the price of oil has risen as high as the mid-$30s, in part reflecting unrest in the Middle East. The investment returns for finding more oil are very good even at a price of $25 per barrel. As a result, we have been adding to the Fund's oil service holdings, including companies such as Transocean Sedco Forex, (9) Santa Fe International, Diamond Offshore Drilling, Nabors and National-Oilwell.

In addition, we think the nation has a shortage of power generation because of the New Economy's incremental need for power. The rechargeable electronic devices on which people increasingly depend create a big demand for power. Moreover, server farms that store vast amounts of data associated with wireless communications, computers and the Internet have enormous energy requirements that have not been anticipated in long-term power forecasts. One company we own that expects to benefit from growing demand is Calpine, an independent electricity-generating company based in California. Calpine ordered generators early giving it a first-mover advantage over competition. Currently, orders for gas power turbines are running three to four years out.

Looking at demographics, the move towards investing from saving is global and creating investment opportunities. The Fund's representation in the financial services area is primarily in fee-based companies such as Northern Trust, which has built large capabilities in global custody; Blackrock, which historically has specialized in fixed-income investment management; and Stilwell Financial, which owns the Janus and Berger Funds and which was spun off from Kansas City Southern. A longtime Fund holding is financial innovator Charles Schwab.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER - CONTINUED

Another demographic play is casual restaurant dining for which the growing number of aging baby boomers is a positive demand factor. Cheesecake Factory and Outback Steakhouse are representative stocks that the Fund owns.

In addition to these trends, we continue to like Old Economy companies that use the Internet well and New Economy companies that facilitate efficiencies via the Internet. Outsourcing remains a strong secular trend that encompasses companies in such diverse areas as data processing, electronic contract manufacturing, employee staffing and health care distribution.

Q. How do you manage the Fund to control risk while achieving potentially attractive returns in the current market environment?

A. Our key strategy is to pick strong companies that we feel will have sustainable growth even during economic downturns. (8) We use market volatility to purchase these companies when their shares are selling at favorable price/earnings (P/E) multiples relative to the market or to their own growth rates. Our estimated earnings growth rate for the portfolio in 2001 approximates 30% and the P/E ratio is 25, which results in a P/E to growth ratio of 0.8 or less than one times growth. We think that this is attractive relative to the S&P 500 where we project earnings growing at 4% in 2001 and 8% on a secular basis while selling at the same P/E multiple and several times growth.

A low P/E ratio-to-growth is one way that we manage risk. In addition, the portfolio is well diversified. We usually do not commit more than 4% of assets to any one stock, and if a position goes over 5%, we are inclined to cut back. Another form of risk control is temporarily building cash to redeploy when values become more attractive.

Q. What is your investment outlook?

A. Our working assumption is that the economy is slowing to a sustainable, noninflationary growth rate of 1.5-2.5% in gross domestic product and that continued declining interest rates should be favorable to equity valuations. Also, the increased likelihood of lower tax rates with the new Administration should be favorable to the overall economy, capital formation and entrepreneurial investment. By mid-2001, new products such as combined voice, data and video wireless communications, Windows 2000 upgrades for computers and digital photography should be gaining momentum. Also the comparisons become much easier, especially against a very weak 4th quarter 2000. The market tends to anticipate six months in advance, and when interest rates turn lower than the prior year, as they are doing now, the market historically has moved to a positive mode. Our goal is to position the portfolio early in front of growth opportunities.

Over the long term, we see an ongoing global shift to free markets, improving standards of living worldwide and continuing rapid social and technological change. The widespread abundance and democratization of information on the Web has favorable implications for innovation and decision making. Despite current uncertainties, this is an environment that should provide Selected Special Shares expanded opportunities for long-term wealth building by investing in well-chosen small and mid-cap stocks. (3)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

The Selected U.S. Government Income Fund provided a total return on net asset value of 10.37% for the year ended December 31, 2000. (4) The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 10.18% over the same time period. (5)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. Could you recap the performance of the bond market and the Fund last year?

A. The Fund benefited from a favorable climate for fixed-income securities. While major equity indexes were lower for the year, bonds performed well in general and U.S. Treasury securities performed the best of all.

Investors were beset with concerns throughout the year. The primary concerns earlier in the year centered on the possibility that inflation might resurface and the expectation of further interest rate hikes by the Federal Reserve. The Fed's aggressive half-percentage point increase in short-term rates in May turned out to be its final rate increase for 2000, and around midyear, those worries gave way to fears about the slowing economy and the possibility of recession. The precipitous drop in prices on the NASDAQ market, layoffs and bankruptcies at dot-com companies, and earnings worries even among blue-chip technology and Old Economy companies heightened the uncertainty. In this environment, investors sought shelter in their traditional safe haven--U.S. Treasury securities.

At the same time, U.S. Government agency securities performed poorly relative to Treasuries due to ongoing debate in Congress about reining in the growth of Fannie Mae and Freddie Mac, two government-sponsored enterprises created to maintain the availability of funds for mortgage lending. Proposed legislation that would increase regulatory oversight of both entities continues to have a dampening effect on this sector of the market as it did in 2000.

Q. How did you manage the Fund in this environment?

A. By midyear, we felt the Fed was at the end of its rate hike cycle, and we began extending maturities within the intermediate-term range in order to lock in higher yields and benefit from the price appreciation potential of longer term securities in a declining interest rate environment. In January of 2001, the Federal Reserve again acted decisively with two different half-percentage point decreases in short-term rates in an effort to bolster the flagging economy.

Furthermore, because of the concerns hampering the agency market, around the middle of 2000 we also decided to liquidate the Fund's longer term agency positions and concentrate longer term holdings only in Treasury securities. Treasuries are a much more liquid and actively traded market. However, we continue to own shorter term U.S. agencies because they carry less risk of price volatility as interest rates change than longer maturities and they offer higher yields than comparable Treasury securities.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

At year-end, about 37% of the Fund's portfolio was invested in U.S. Treasuries, 18% in agencies, 20% in the mortgage sector and the balance in cash. The weighted average effective maturity of the portfolio (taking into account bond call features and the average life of mortgage-backed securities) was around eight years.

Q. What is your overall strategy for managing the Fund going forward?

A. In keeping with the Selected Funds philosophy of building wealth over time, we manage the Fund as a well-rounded, all-weather fund. We diversify the portfolio with many types of U.S. Government securities and invest primarily in intermediate-term bonds within the three- to 10-year maturity range because they tend to perform best in the long run. Intermediate-term securities give the Fund the chance to capture the lion's share of the gains when interest rates fall and bond prices rise, and they do not decline as drastically as long-term bonds when interest rates rise. (8)

Our goal is to create a well-balanced portfolio that allows investors to participate in the returns and security of U.S. government bonds. Because we manage the Fund according to established, long-term investment principles, we do not attempt to time the market or stay ahead of interest rate changes. However, our disciplined research process focuses on evaluating U.S. economic and interest rate trends, which drive bond market performance. While our long-term approach is intended to reduce portfolio turnover, we do adjust the percentages allocated to the three major sectors of the government market--Treasuries, agencies and mortgage-backed securities--as relative values and opportunities change. (3)

---------------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

(2) There is no guarantee that the financial services or medical sectors will in fact continue to outperform the overall market.

(3) Selected Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Selected Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(4) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2000.

--------------------------------------------------------------------------------
FUND NAME                             1 YEAR     3 YEAR     5 YEAR      10 YEAR
--------------------------------------------------------------------------------
Selected American Shares               9.33%     15.22%     22.37%      19.59%
--------------------------------------------------------------------------------
Selected Special Shares               (1.10%)    12.89%     15.35%      14.96%
--------------------------------------------------------------------------------
Selected U.S. Government Income       10.37%     4.64%       4.80%       6.28%
--------------------------------------------------------------------------------

(5) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any of these indices:

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small-Cap stocks. The index was developed with a base level of 100 as of February 5, 1971.

III. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(6) Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions. For the one, five and ten-year period ended December 31, 2000, Selected American Shares was ranked as follows: 81 out of 390 funds, 5 out of 174 funds, and 2 out of 60 funds, respectively, in the Lipper "Large Cap Value Funds" category.

(7)  Morningstar Mutual Fund Reports, December 19, 2000.

(8) The Selected Funds manage risk by adherence to a strict price discipline. Equity and fixed income markets are volatile and there can be no assurance that investors will earn a profit. The Funds' net asset value per share will fluctuate and an investor in the Funds may lose money.

(9) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(10) The Interpretation of Financial Statements (1937 edition) by Benjamin Graham and Spencer Meredith.

(11) Morningstar Mutual Fund Reports, May 23, 2000.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, or any other government agency.

SELECTED AMERICAN SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2000

================================================================================


[PIE CHART OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilties .........................13.6%
Common Stock ..............................................................86.4%


[PIE CHART OMITTED]

SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Banks and Saving & Loans .................................................. 7.5%
Building Materials ........................................................ 4.7%
Consumer Products ......................................................... 3.4%
Diversified ...............................................................10.4%
Electronics ............................................................... 3.9%
Financial Services ........................................................22.5%
Food & Restaurant ......................................................... 2.5%
Insurance ................................................................. 8.6%
Pharmaceutical and Healthcare .............................................10.5%
Technology ................................................................ 6.5%
Telecommunications ........................................................ 8.9%
Wholesale ................................................................. 2.9%
Other ..................................................................... 7.7%


TOP 10 HOLDINGS
STOCK                                  SECTOR                                   % OF FUND NET ASSETS
----------------------------------------------------------------------------------------------------
Tyco International Ltd.                Diversified Manufacturing                       4.78%
American Express Co.                   Financial Services                              4.31%
American International Group, Inc.     Multi-Line Insurance                            4.03%
Household International, Inc.          Financial Services                              3.86%
Citigroup, Inc.                        Financial Services                              3.76%
Wells Fargo & Co.                      Banks and Savings & Loan Associations           3.61%
Tellabs, Inc.                          Telecommunications                              3.29%
American Home Products Corp.           Pharmaceutical and Health Care                  3.04%
Philip Morris Cos., Inc.               Consumer Products                               2.68%
Bristol-Myers Squibb Co.               Pharmaceutical and Health Care                  2.60%

SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

================================================================================
NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted Positions are those greater than 0.99% of Net Assets)

                                                                                  DATE OF 1ST       % OF 12/31/00
SECURITY                                       SECTOR                               PURCHASE       FUND NET ASSETS
------------------------------------------------------------------------------------------------------------------
AT&T Wireless Group                            Telecommunications                   4/26/00             0.15%
Bank One Corp.                                 Banks and Savings & Loan             7/19/00             0.21%
BMC Software, Inc.                             Technology                           1/11/00             0.32%
Costco Wholesale Corp.                         Wholesale                            5/24/00             2.53%
Eli Lilly & Co.                                Pharmaceutical and Health Care       2/29/00             0.55%
First Data Corp.                               Data Processing                      9/8/00              0.11%
Kansas City Southern Industries, Inc.          Transportation                       6/28/00               -
Lloyds TSB Group PLC                           Banks and Savings & Loans            6/12/00             0.64%
Loews Corp.                                    Multi-Line Insurance                 9/13/00             0.58%
Lucent Technologies Inc.                       Telecommunications                   1/7/00              1.39%
Minnesota Mining and Manufacturing Co.         Diversified Manufacturing            12/5/00             1.06%
Moody's Corp                                   Financial Services                   8/18/00             0.47%
Sprint Corp.                                   Telecommunications                   1/4/00                -
Sun Life Financial Services of Canada          Life Insurance                       3/22/00             0.19%
Tellabs, Inc.                                  Telecommunications                   3/9/00              3.29%
Tycom, Ltd.                                    Telecommunications                   10/17/00            0.32%
WorldCom, Inc.                                 Telecommunications                   1/5/00                -


POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $10 million are highlighted)


SECURITY                                       SECTOR                         DATE OF FINAL SALE       GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Avaya Inc.                                     Telecommunications                  11/28/00            (4,665,130)
Colgate-Palmolive Co.                          Consumer Products                   2/16/00              3,580,527
Crescent Real Estate Equities Co.              Real Estate                         1/31/00             (1,751,186)
Donaldson, Lufkin & Jenrette, Inc.             Investment Firms                    10/11/00            15,465,830
Globalstar Telecommunications Ltd.             Telecommunications                  8/8/00              (3,780,612)
Harcourt General, Inc.                         Publishing                          1/7/00                 551,797
Kansas City Southern Industries, Inc.          Transportation                      7/13/00                 14,380
The Neiman Marcus Group, Inc., Class B         Retail                              1/27/00                420,863
Oracle Corp.                                   Technology                          4/27/00             87,424,346
Pfizer Inc.                                    Pharmaceutical and Health Care      2/17/00             29,136,086
Rouse Co., $3.00, Series B, Conv. Pfd.         Real Estate                         1/7/00              (4,984,640)
SAP AG-ADR                                     Technology                          5/1/00               6,231,824
SAP AG, Pfd.                                   Technology                          10/13/00            12,722,212
Sprint Corp.                                   Telecommunications                  9/13/00             (6,616,274)
U.S. Bancorp                                   Banks and Savings & Loans           2/29/00             14,605,479
Unisys Corp.                                   Technology                          1/7/00              (3,529,841)
UnumProvident Corp.                            Life Insurance                      2/29/00            (13,893,816)
Vornado Realty Trust                           Real Estate                         5/3/00               6,931,373
Waste Management, Inc.                         Waste Management Services           1/27/00             (5,034,429)
WorldCom, Inc.                                 Telecommunications                  11/13/00            (7,511,941)

SELECTED AMERICAN SHARES, INC.
COMPARISON OF SELECTED AMERICAN SHARES, INC. AND STANDARD & POOR'S 500 STOCK
INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2000.

                 One Year ..........................    9.33%
                 Five Years.........................   22.37%
                 Ten Years..........................   19.59%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected American Shares ("SAS") on December 31, 1990. As the chart below shows, by December 31, 2000 the value of your investment would have grown to $59,838 - a 498.38% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $49,794 - a 397.94% increase.

           S&P 500          SAS
1990      10,000.00      10,000.00
1991      13,034.00      14,625.55
1992      14,025.00      15,473.10
1993      15,432.00      16,312.13
1994      15,642.00      15,790.68
1995      21,499.00      21,806.07
1996      26,422.00      28,508.17
1997      35,225.00      39,123.19
1998      45,271.00      45,489.49
1999      54,785.00      54,730.97
2000      49,794.00      59,837.64

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED SPECIAL SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2000

================================================================================


[PIE CHART OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilties .........................25.3%
Common Stock ..............................................................74.7%


[PIE CHART OMITTED]

SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Healthcare ................................................................ 6.1%
Electronics ............................................................... 4.0%
Retailing .................................................................11.0%
Other ..................................................................... 2.0%
Energy ....................................................................21.7%
Restaurants ............................................................... 3.7%
Financial Services ........................................................13.3%
Chemicals/Metals .......................................................... 3.8%
Industrial Products ....................................................... 4.9%
Entertainment/Leisure ..................................................... 2.3%
Information Processing ....................................................21.5%
Employee Staffing ......................................................... 5.7%


TOP 10 HOLDINGS
STOCK                               SECTOR                                      % OF FUND NET ASSETS
----------------------------------------------------------------------------------------------------
DST Systems, Inc.                   Information Processing - Services                   5.45%
Cardinal Health, Inc.               Healthcare                                          3.66%
Tiffany & Co.                       Retailing                                           3.65%
Computer Sciences Corp.             Information Processing - Services                   3.47%
Nabors Industries, Inc.             Energy                                              3.45%
Calpine Corp.                       Energy                                              3.31%
Charles Schwab Corp. (The)          Financial Services                                  3.22%
Paychex, Inc.                       Information Processing - Services                   3.19%
Transocean Sedco Forex Inc.         Energy                                              3.14%
OM Group, Inc.                      Chemical/Metals                                     2.87%

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted Positions are those greater than 0.99% of Net Assets)

                                                                                  DATE OF 1ST      % OF 12/31/00
SECURITY                                SECTOR                                     PURCHASE       FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc.                     Information Processing - Software           3/21/00                -
Agency.Com Inc.                         Information Processing - Services           2/8/00               0.20%
Ariba, Inc.                             Information Processing - Software           3/24/00              1.13%
AVX Corp.                               Electronics                                 2/15/00              0.60%
Bolder Technologies Corp.               Industrial Products                         7/18/00                -
Buy.Com, Inc.                           Information Processing - Services           2/7/00                 -
Calpine Corp.                           Energy                                      8/3/00               3.31%
Cheesescake Factory Inc. (The)          Restaurants                                 10/5/00              1.41%
Citrix Systems, Inc.                    Information Processing - Software           5/5/00                 -
Electronic Data Systems Corp.           Information Processing - Services           10/9/00              2.12%
Human Genome Sciences, Inc.             Healthcare                                  6/7/00               0.51%
Lending Tree, Inc.                      Financial Services                          2/15/00              0.08%
LSI Logic Corp.                         Electronics                                 7/26/00              0.81%
National-Oilwell, Inc.                  Energy                                      11/10/00             1.22%
Neoforma.com, Inc.                      Information Processing - Services           1/24/00                -
Onvia.com, Inc                          Information Processing - Services           2/29/00                -
Outback Steakhouse, Inc.                Restaurants                                 10/5/00              1.36%
Palm, Inc.                              Communications                              3/1/00               0.45%
Regeneron Pharmaceuticals, Inc.         Healthcare                                  3/29/00              0.37%
Saba Software, Inc.                     Information Processing - Software           4/6/00               0.49%
Safeguard Scientifics, Inc.             Information Processing - Software           4/5/00                 -
Santa Fe International Corp.            Energy                                      7/11/00              2.53%
Telocity, Inc.                          Communications                              3/28/00                -
Transocean Sedco Forex Inc.             Energy                                      3/3/00               3.14%
UTStarcom, Inc.                         Communications                              3/2/00               0.41%
Veeco Instruments, Inc.                 Electronics                                 9/6/00                 -

POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                SECTOR                                DATE OF FINAL SALE        GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc.                     Information Processing - Software           12/21/00              574,885
Ann Taylor Stores Corp.                 Apparel                                     5/30/00              (805,125)
Bolder Technologies Corp.               Industrial Products                         12/19/00              (56,172)
Buy.Com, Inc.                           Information Processing - Services           6/16/00                (8,000)
Cheap Tickets, Inc.                     Retailing                                   8/28/00              (630,173)
Cinar Corp., Class B                    Entertainment/Leisure Time                  8/23/00              (180,004)
Citrix Systems, Inc.                    Information Processing - Software           6/12/00              (346,547)
Cutter & Buck, Inc.                     Apparel                                     9/6/00                252,631
CVS Corp.                               Retailing                                   6/19/00               316,946
Dell Computer Corp.                     Information Processing -
                                          Office Equipment                          2/22/00               901,530

SELECTED Special SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

================================================================================

POSITIONS CLOSED (1/1/00-12/31/00) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                  SECTOR                               DATE OF FINAL SALE          GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------
Earthlink Network, Inc.                   Communications                              6/20/00                (53,862)
Ethan Allen Interiors, Inc.               Home/Office Furniture                       9/26/00               (271,314)
Federated Investors, Inc., Class B        Financial Services                          1/10/00                 43,832
Firstar Corp.                             Financial Services                          11/9/00                165,272
Flextronics International Ltd.            Electronics                                 12/13/00             3,093,542
Focal, Inc.                               Healthcare                                  10/31/00              (233,439)
FreeMarkets, Inc.                         Retailing                                   1/5/00                  19,299
Grainger, W.W., Inc.                      Industrial Products                         10/24/00              (196,961)
H&R Block, Inc.                           Financial Services                          5/24/00               (683,903)
Heidrick & Struggles International, Inc.  Employee Staffing                           11/3/00              1,393,389
Imax Corp.                                Entertainment/Leisure Time                  8/30/00                339,916
Jabil Circuit, Inc.                       Electronics                                 12/5/00              2,233,023
Jones Lang LaSalle, Inc.                  Real Estate Services                        12/8/00               (587,859)
Keane, Inc.                               Employee Staffing                           4/13/00               (311,027)
KLA - Tencor Corp.                        Electronics                                 12/21/00              (120,345)
Labor Ready, Inc.                         Employee Staffing                           5/1/00                  60,074
Legato Systems, Inc.                      Information Processing - Software           1/14/00              1,426,093
Leggett & Platt, Inc.                     Home/Office Furniture                       9/14/00               (192,350)
Lexmark International Group,              Information Processing -
   Inc., Class A                            Office Equipment                          8/3/00                 975,327
Minerals Technologies, Inc.               Chemicals/Metals                            11/20/00               (70,939)
Neoforma.com, Inc.                        Information Processing - Services           6/16/00                 (5,875)
Office Depot, Inc.                        Retailing                                   4/20/00                 12,714
OneSource Information Services, Inc.      Information Processing - Services           3/9/00                 (64,570)
Onvia.com, Inc                            Information Processing - Services           6/13/00                 (2,325)
Phelps Dodge Corp.                        Chemicals/Metals                            2/9/00                 111,967
ProBusiness Services, Inc.                Information Processing - Services           6/14/00                 21,088
RadioShack Corp.                          Retailing                                   6/1/00                 333,917
Red Hat, Inc.                             Information Processing - Software           6/13/00                  3,025
Safeguard Scientifics, Inc.               Information Processing - Software           10/25/00              (200,889)
Sealed Air Corp.                          Industrial Products                         11/27/00              (422,613)
Sepracor, Inc.                            Healthcare                                  10/20/00             1,196,328
ServiceMaster Co. (The)                   Employee Staffing                           6/30/00               (306,995)
SFX Entertainment, Inc.                   Entertainment/Leisure Time                  3/27/00                118,675
TCF Financial Corp.                       Financial Services                          1/13/00                619,858
Telephone and Data Systems, Inc.          Communications                              1/27/00                 39,754
Telocity, Inc.                            Communications                              8/15/00               (314,512)
Teradyne, Inc.                            Electronics                                 12/8/00                721,904
TranSwitch Corp.                          Communications                              1/20/00                103,051
Veeco Instruments, Inc.                   Electronics                                 10/6/00                (82,579)
WinStar Communications, Inc.              Communications                              6/19/00                153,078
WorldCom, Inc.                            Communications                              5/18/00                298,165
Yankee Candle Company, Inc. (The)         Retailing                                   10/30/00              (209,601)

SELECTED Special SHARES, INC.
COMPARISON OF SELECTED SPECIAL SHARES, INC.
AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2000.

              One Year ..........................  (1.10%)
              Five Years.........................   15.35%
              Ten Years..........................   14.96%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected Special Shares ("SSS") on December 31, 1990. As the chart below shows, by December 31, 2000 the value of your investment would have grown to $40,313 - a 303.13% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

           S&P 500          SSS
1990      10,000.00      10,000.00
1991      13,034.00      12,546.90
1992      14,025.00      13,610.85
1993      15,432.00      15,074.64
1994      15,642.00      14,703.16
1995      21,499.00      19,737.26
1996      26,422.00      22,078.84
1997      35,225.00      28,019.15
1998      45,271.00      34,888.83
1999      54,785.00      40,759.94
2000      49,794.00      40,312.61

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected Special Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED U.S. GOVERNMENT INCOME FUND
COMPARISON OF U.S. GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2000.

              One Year ..........................   10.37%
              Five Years.........................    4.80%
              Ten Years..........................    6.28%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in U.S. Government Income Fund ("SUSGIF") on December 31, 1990. As the chart below shows, by December 31, 2000 the value of your investment would have grown to $18,401 - an 84.01% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


          Lehman Index   SUSGIF
1990      10,000.00      10,000.00
1991      11,414.37      11,357.77
1992      12,210.04      11,946.16
1993      13,218.01      12,891.51
1994      12,947.40      12,542.32
1995      14,822.49      14,550.43
1996      15,410.52      14,964.91
1997      16,591.91      16,058.55
1998      18,026.15      17,006.38
1999      18,106.26      16,671.59
2000      19,948.59      18,401.19

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Selected U.S. Government Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

Selected Funds
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
DECEMBER  31, 2000

                                                                                                           VALUE
SHARES                                                SECURITY                                            (NOTE 1)
====================================================================================================================
COMMON STOCK - (86.42%)

ADVERTISING AGENCIES - (0.05%)
    220,000      WPP Group PLC......................................................................   $   2,868,584
                                                                                                       -------------
BANKS AND SAVINGS & LOAN ASSOCIATIONS - (6.51%)
    321,000      Bank One Corp. .....................................................................     11,756,625
  1,739,800      Golden West Financial Corp. ........................................................    117,436,500
  3,429,632      Lloyds TSB Group PLC................................................................     36,308,574
  3,696,560      Wells Fargo & Co. ..................................................................    205,852,185
                                                                                                       -------------
                                                                                                         371,353,884
                                                                                                       -------------
BUILDING MATERIALS - (4.05%)
    930,600      Martin Marietta Materials, Inc. ....................................................     39,364,380
  5,736,910      Masco Corp. ........................................................................    147,366,876
    924,100      Vulcan Materials Co.................................................................     44,241,288
                                                                                                       -------------
                                                                                                         230,972,544
                                                                                                       -------------
CONSUMER PRODUCTS - (2.91%)
    370,000      Gillette Co.........................................................................     13,366,250
  3,472,500      Philip Morris Cos., Inc. ...........................................................    152,790,000
                                                                                                       -------------
                                                                                                         166,156,250
                                                                                                       -------------
DATA PROCESSING - (0.11%)
    120,000      First Data Corp. ...................................................................      6,322,500
                                                                                                       -------------
DIVERSIFIED - (2.18%)
      1,754      Berkshire Hathaway Inc., Class A*...................................................    124,534,000
         16      Berkshire Hathaway Inc., Class B *..................................................         37,664
                                                                                                       -------------
                                                                                                         124,571,664
                                                                                                       -------------
DIVERSIFIED MANUFACTURING - (6.77%)
  1,318,200      Dover Corp. ........................................................................     53,469,488
    500,000      Minnesota Mining and Manufacturing Co. .............................................     60,250,000
  4,915,000      Tyco International Ltd. ............................................................    272,782,500
                                                                                                       -------------
                                                                                                         386,501,988
                                                                                                       -------------
ELECTRONICS - (3.34%)
    926,133      Agilent Technologies, Inc.*.........................................................     50,705,782
    230,000      Applied Materials, Inc.*............................................................      8,783,125
    492,604      Koninklijke Philips Electronics N.V.................................................     17,856,895
    698,437      Molex Inc...........................................................................     24,750,861
  1,870,000      Texas Instruments Inc. .............................................................     88,591,250
                                                                                                       -------------
                                                                                                         190,687,913
                                                                                                       -------------
ENERGY - (0.44%)
    408,021      Devon Energy Corp. .................................................................     24,877,040
                                                                                                       -------------
FINANCIAL SERVICES - (16.51%)
  4,474,500      American Express Co. ...............................................................    245,817,844
  4,204,189      Citigroup Inc.......................................................................    214,676,401
  1,221,000      Dun & Bradstreet  Corp.*............................................................     31,593,375

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - Continued
DECEMBER  31, 2000

                                                                                                            VALUE
SHARES                                                SECURITY                                             (NOTE 1)
======================================================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES -  Continued
     1,575,000      Freddie Mac.........................................................................$  108,478,125
     4,002,100      Household International, Inc. ......................................................   220,115,500
     1,052,800      Moody's Corp........................................................................    27,043,800
     1,637,400      Providian Financial Corp. ..........................................................    94,150,500
                                                                                                        --------------
                                                                                                           941,875,545
                                                                                                        --------------
   FOOD/BEVERAGE & RESTAURANT - (2.17%)
     3,650,000      McDonald's Corp.....................................................................   124,100,000
                                                                                                        --------------
   HOTELS - (0.73%)
       988,700      Marriott International, Inc., Class A...............................................    41,772,575
                                                                                                        --------------
   INDUSTRIAL - (1.52%)
     2,851,700      Sealed Air Corp.*...................................................................    86,976,850
                                                                                                        --------------
   INVESTMENT FIRMS - (2.97%)
     1,489,864      Morgan Stanley Dean Witter & Co.....................................................   118,071,722
     1,299,800      Stilwell Financial, Inc. ...........................................................    51,260,863
                                                                                                        --------------
                                                                                                           169,332,585
                                                                                                        --------------
   LIFE INSURANCE - (0.19%)
       400,000      Sun Life Financial Services of Canada ..............................................    10,637,435
                                                                                                        --------------
   MULTI-LINE INSURANCE - (4.61%)
     2,334,325      American International Group, Inc...................................................   230,076,908
       317,700      Loews Corp..........................................................................    32,901,806
                                                                                                        --------------
                                                                                                           262,978,714
                                                                                                        --------------
   PHARMACEUTICAL AND HEALTH CARE - (9.07%)
     2,733,800      American Home Products Corp.........................................................   173,732,990
     2,004,800      Bristol-Myers Squibb Co.............................................................   148,229,900
       335,000      Eli Lilly & Co......................................................................    31,175,938
     1,019,193      GlaxoSmithKline PLC ADR*............................................................    57,074,797
     1,000,100      Merck & Co., Inc....................................................................    93,634,363
       228,900      Pharmacia Corp......................................................................    13,962,900
                                                                                                        --------------
                                                                                                           517,810,888
                                                                                                        --------------
   PROPERTY/CASUALTY INSURANCE - (2.67%)
       288,400      Chubb Corp. ........................................................................    24,946,600
       479,400      Progressive Corp. (Ohio)............................................................    49,677,825
       732,200      Transatlantic Holdings, Inc.........................................................    77,521,675
                                                                                                        --------------
                                                                                                           152,146,100
                                                                                                        --------------
   PUBLISHING - (1.25%)
       173,400      Dow Jones & Co., Inc................................................................     9,818,775
       483,300      Gannett Co., Inc....................................................................    30,478,106
       740,000      Tribune Co. ........................................................................    31,265,000
                                                                                                        --------------
                                                                                                            71,561,881
                                                                                                        --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - Continued
DECEMBER  31, 2000

                                                                                                             VALUE
SHARES/PRINCIPAL                                      SECURITY                                              (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - (1.33%)
        77,000      Avalonbay Communities, Inc.......................................................... $    3,859,625
     1,521,194      Centerpoint Properties Corp. (b)....................................................     71,876,417
                                                                                                         --------------
                                                                                                             75,736,042
                                                                                                         --------------
   TECHNOLOGY - (5.61%)
     1,317,100      BMC Software, Inc.*.................................................................     18,357,081
     3,983,950      Hewlett-Packard Co. ................................................................    125,743,422
       619,000      Intel Corp. ........................................................................     18,608,688
       717,000      International Business Machines Corp................................................     60,945,000
     2,035,500      Lexmark International, Inc.*........................................................     90,198,094
     1,211,900      Novell, Inc.*.......................................................................      6,286,731
                                                                                                         --------------
                                                                                                            320,139,016
                                                                                                         --------------
   TELECOMMUNICATIONS - (7.68%)
     1,770,536      AT&T Corp. .........................................................................     30,652,405
       500,000      AT&T Wireless Group*................................................................      8,656,250
     1,186,200      Loral Space & Communications, Ltd.*.................................................      3,781,013
     5,863,000      Lucent Technologies Inc. ...........................................................     79,150,500
     5,435,000      Motorola, Inc. .....................................................................    110,058,750
     3,330,600      Tellabs, Inc.*......................................................................    187,970,738
       811,500      TyCom, Ltd.*........................................................................     18,157,313
                                                                                                         --------------
                                                                                                            438,426,969
                                                                                                         --------------
   TRANSPORTATION - (1.22%)
     1,186,900      United Parcel Service, Inc., Class B..............................................       69,804,556
                                                                                                         --------------
   WHOLESALE - (2.53%)
     3,615,000      Costco Wholesale Corp.*.............................................................    144,374,063
                                                                                                         --------------

                           Total Common Stock - (identified cost $3,463,446,566)........................  4,931,985,586
                                                                                                         --------------
SHORT TERM INVESTMENTS - (13.30%)
$231,671,000        Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                        dated 12/29/00, repurchase value of $231,837,546 (collateralized by:
                        U.S. Government obligations in a pooled cash account,
                        total market value $236,304,420)................................................    231,671,000
64,296,000          Nomura Securities International, Inc. Repurchase Agreement,  6.45%,
                        01/02/01, dated 12/29/00, repurchase value of $64,342,079
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $65,581,920) ................................................     64,296,000

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - Continued
DECEMBER  31, 2000

                                                                                                           VALUE
PRINCIPAL                                             SECURITY                                            (NOTE 1)
======================================================================================================================
SHORT TERM INVESTMENTS - CONTINUED

  $257,183,000      Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                         01/02/01, dated 12/29/00, repurchase value of $257,367,600
                         (collateralized by: U.S. Government obligations in a pooled cash account,
                         total market value $262,326,660) ...........................................  $   257,183,000
   205,747,000      PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                         dated  12/29/00, repurchase value of $205,894,680 (collateralized by:
                         U.S. Government obligations in a pooled cash account,
                         total market value $209,861,940)............................................      205,747,000
                                                                                                       ---------------

                             Total Short Term Investments  - (identified cost $758,897,000)..........      758,897,000
                                                                                                       ---------------

                        Total Investments - (99.72%) - (identified cost $4,222,343,566) - (a)........  $ 5,690,882,586
                        Other Assets Less Liabilities - (0.28%)......................................       16,104,574
                                                                                                       ---------------
                             Net Assets - (100%).....................................................  $ 5,706,987,160
                                                                                                       ===============
*Non-Income Producing Security

(a)  Aggregate cost for Federal Income Tax purposes is $4,222,343,566.  At December 31, 2000, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                        Unrealized appreciation......................................................  $ 1,861,604,626
                        Unrealized depreciation......................................................     (393,065,606)
                                                                                                       ---------------
                             Net unrealized appreciation ............................................  $ 1,468,539,020
                                                                                                       ===============

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2000. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2000 amounts to $71,876,417.
Transactions during the period in which the issuers were affiliates are as follows:

                            Shares                Gross         Gross          Shares                 Dividend
Security                    December 31, 1999     Additions     Reductions     December  31, 2000     Income
--------                    -----------------     ---------     ----------     ------------------     ------
Centerpoint Properties
     Corporation                1,451,194          70,000           -              1,521,194          2,176,603

Centerpoint Properties
     Corporation Private           70,000             -          70,000                -                 77,805

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
DECEMBER 31, 2000

                                                                                                             VALUE
SHARES                                                SECURITY                                              (NOTE 1)
=======================================================================================================================
COMMON STOCK - (74.67%)

   CHEMICALS/METALS - (2.87%)
        50,000      OM Group, Inc.......................................................................  $   2,731,250
                                                                                                          -------------

   COMMUNICATIONS - (0.85%)
        15,000      Palm, Inc.*.........................................................................        423,750
        25,000      UTStarcom, Inc.*....................................................................        387,500
                                                                                                          -------------
                                                                                                                811,250
                                                                                                          -------------
   ELECTRONICS - (3.01%)
        35,000      AVX Corp. ..........................................................................        573,125
        33,000      Linear Technology Corp. ............................................................      1,524,188
        45,000      LSI Logic Corp.*....................................................................        769,050
                                                                                                          -------------
                                                                                                              2,866,363
                                                                                                          -------------
   EMPLOYEE STAFFING - (4.23%)
        95,000      On Assignment, Inc.*................................................................      2,707,500
        50,000      Robert Half International Inc.*.....................................................      1,325,000
                                                                                                          -------------
                                                                                                              4,032,500
                                                                                                          -------------
   ENERGY - (16.16%)
        70,000      Calpine Corp.*......................................................................      3,154,375
        60,000      Diamond Offshore Drilling, Inc. ....................................................      2,400,000
        55,500      Nabors Industries, Inc.*............................................................      3,282,825
        30,000      National-Oilwell, Inc.*.............................................................      1,160,625
        75,000      Santa Fe International Corp. .......................................................      2,404,687
        65,000      Transocean Sedco Forex Inc. ........................................................      2,990,000
                                                                                                          -------------
                                                                                                             15,392,512
                                                                                                          -------------
   ENTERTAINMENT/LEISURE TIME - (1.72%)
        40,000      Univision Communications Inc., Class A*.............................................      1,637,500
                                                                                                          -------------

   FINANCIAL SERVICES - (9.91%)
        45,000      BlackRock, Inc., Class A*...........................................................      1,890,000
       108,000      Charles Schwab Corp. (The)..........................................................      3,064,500
        35,000      LendingTree, Inc.*..................................................................         72,188
        25,000      Northern Trust Corp. ...............................................................      2,039,063
        50,000      Stilwell Financial, Inc. ...........................................................      1,971,875
        30,000      TD Waterhouse Group, Inc.*..........................................................        397,500
                                                                                                          -------------
                                                                                                              9,435,126
                                                                                                          -------------
   HEALTHCARE - (4.54%)
        35,000      Cardinal Health, Inc. ..............................................................      3,486,875
         7,000      Human Genome Sciences, Inc.*........................................................        485,187
        10,000      Regeneron Pharmaceuticals, Inc.*....................................................        353,125
                                                                                                          -------------
                                                                                                              4,325,187
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - Continued
DECEMBER  31, 2000

                                                                                                             VALUE
SHARES                                                SECURITY                                              (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   INDUSTRIAL PRODUCTS - (3.67%)
        15,600      Illinois Tool Works Inc. ...........................................................  $     929,175
       100,695      Molex Inc., Class A.................................................................     2,567,723
                                                                                                          -------------
                                                                                                              3,496,898
                                                                                                          -------------
   INFORMATION PROCESSING - SERVICES - (14.43%)
        48,000      Agency.Com Inc.*....................................................................        186,000
        55,000      Computer Sciences Corp.*............................................................      3,306,875
        77,400      DST Systems, Inc.*..................................................................      5,185,800
        35,000      Electronic Data Systems Corp. ......................................................      2,021,250
        62,437      Paychex, Inc. ......................................................................      3,035,999
                                                                                                          -------------
                                                                                                             13,735,924
                                                                                                          -------------
   INFORMATION PROCESSING - SOFTWARE - (1.62%)
        20,000      Ariba, Inc.*........................................................................      1,072,500
        30,000      Saba Software, Inc.*................................................................        470,625
                                                                                                          -------------
                                                                                                              1,543,125
                                                                                                          -------------
   RESTAURANTS - (2.77%)
        35,000      Cheesecake Factory Inc. (The)* .....................................................      1,340,937
        50,000      Outback Steakhouse, Inc.* ..........................................................      1,293,750
                                                                                                          -------------
                                                                                                              2,634,687
                                                                                                          -------------
   RETAILING - (8.25%)
        45,000      Home Depot, Inc. (The)..............................................................      2,055,937
        38,000      Kohl's Corp.*.......................................................................      2,318,000
       110,000      Tiffany & Co. ......................................................................      3,478,750
                                                                                                          -------------
                                                                                                              7,852,687
                                                                                                          -------------
   TRANSPORTATION - (0.64%)
        60,000      Kansas City Southern Industries, Inc. ..............................................        607,500
                                                                                                          -------------

                           Total Common Stock - (identified cost $42,080,249)...........................     71,102,509
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - Continued
DECEMBER 31, 2000

                                                                                                             VALUE
SHARES                                                SECURITY                                              (NOTE 1)
=======================================================================================================================
SHORT TERM INVESTMENTS - (28.62%)
$    8,319,000      Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                        dated 12/29/00, repurchase value of $8,324,980 (collateralized by:
                        U.S. Government obligations in a pooled cash account,
                        total market value $8,485,380)..................................................  $   8,319,000
     2,309,000      Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                        01/02/01, dated 12/29/00, repurchase value of $2,310,655
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $2,355,180) .................................................      2,309,000
     9,236,000      Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                        01/02/01, dated 12/29/00, repurchase value of $9,242,629
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $9,420,720) .................................................      9,236,000
     7,389,000      PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                        dated 12/29/00, repurchase value of $7,394,304 (collateralized by:
                        U.S. Government obligations in a pooled cash account,
                        total market value $7,536,780)..................................................      7,389,000
                                                                                                          -------------

                               Total Short Term Investments  - (identified cost $27,253,000)............     27,253,000
                                                                                                          -------------

                         Total Investments - (103.29%) - (identified cost $69,333,249) - (a)............     98,355,509
                         Liabilities Less Other Assets - (3.29%)........................................     (3,133,677)
                                                                                                          -------------
                               Net Assets - (100%)......................................................  $  95,221,832
                                                                                                          =============
*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $69,333,249. At December 31, 2000, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $  33,704,253
                        Unrealized depreciation.........................................................     (4,681,993)
                                                                                                          -------------
                               Net unrealized appreciation .............................................  $  29,022,260
                                                                                                          =============


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED U.S. GOVERNMENT INCOME FUND
DECEMBER 31, 2000

                                                                                                             VALUE
PRINCIPAL                                             SECURITY                                              (NOTE 1)
=======================================================================================================================
MORTGAGES - (20.01%)

FREDDIE MAC POOLS - (11.44%)
  $   421,207       7.00%, 12/01/15, Pool No. D9-1178 - (identified cost $423,181)......................  $     426,716
                                                                                                          -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (8.57%)
         9,179      7.75%, 09/20/23, Pool No. 008299 (b)................................................          9,270
        10,892      7.375%, 01/20/24, Pool No. 008360 (b).............................................           10,965
       102,490      6.00%, 12/20/28, Pool No. 002687....................................................         99,128
       200,000      7.00%, 12/20/30, Pool No. 003010..................................................          200,124
                                                                                                          -------------
                           Total GNMA - (identified cost $315,657 ).....................................        319,487
                                                                                                          -------------

                           Total Mortgages - (identified cost $738,838 )................................        746,203
                                                                                                          -------------
U.S. TREASURY BONDS - (16.20%)
       175,000      United States Treasury Bonds, 7.25%, 05/15/16.......................................        205,844
       100,000      United States Treasury Bonds, 8.125%, 08/15/19......................................        129,266
       250,000      United States Treasury Bonds, 6.125%, 11/15/27......................................        268,790
                                                                                                          -------------
                           Total U.S. Treasury Notes - (identified cost $573,442).......................        603,900
                                                                                                          -------------
U.S. TREASURY NOTES - (21.13%)
       250,000      United States Treasury Notes, 6.25%, 02/15/07.......................................        263,905
       500,000      United States Treasury Notes, 5.75%, 08/15/10.......................................        523,985
                                                                                                          -------------
                           Total U.S. Treasury Notes - (identified cost $750,428).......................        787,890
                                                                                                          -------------
GOVERNMENT AGENCY NOTES - (18.37%)
       200,000      Fannie Mae, 7.125%, 03/15/07........................................................        213,500
        50,000      Fannie Mae, 6.625%, 09/15/09........................................................         52,102
       100,000      Federal Home Loan Bank, 6.875%, 08/15/05............................................        104,375
       200,000      Freddie Mac, 7.375%, 05/15/03.......................................................        207,718
       100,000      Freddie Mac, 7.00%, 03/15/10........................................................        106,984
                                                                                                          -------------
                           Total Government Agency Notes - (identified cost $661,798)...................        684,679
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED
DECEMBER 31, 2000

                                                                                                         VALUE
PRINCIPAL                                             SECURITY                                          (NOTE 1)
==================================================================================================================
SHORT TERM INVESTMENTS - (14.86%)
$   169,000      Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                     dated 12/29/00, repurchase value of $169,121 (collateralized by:
                     U.S. Government obligations in a pooled cash account,
                     total market value $172,380)....................................................  $   169,000
     47,000      Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                     01/02/01, dated 12/29/00, repurchase value of $47,034
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $47,940) ....................................................       47,000
    188,000      Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                     01/02/01, dated 12/29/00, repurchase value of $188,135
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $191,760) ...................................................      188,000
    150,000      PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                     dated 12/29/00, repurchase value of $150,108 (collateralized by:
                     U.S. Government obligations in a pooled cash account,
                     total market value $153,000)....................................................      150,000
                                                                                                       -----------

                        Total Short Term Investments  - (identified cost $554,000)...................      554,000
                                                                                                       -----------

                     Total Investments - (90.57%) - (identified cost $3,278,506) - (a)...............    3,376,672
                     Other Assets Less Liabilities - (9.43%).........................................      351,391
                                                                                                       -----------
                          Net Assets - (100%)........................................................  $ 3,728,063
                                                                                                       ===========

(a) Aggregate cost for Federal Income Tax purposes is $3,278,506.  At December  31, 2000, unrealized appreciation
    (depreciation) of securities for Federal Income Tax purposes is as follows:

                     Unrealized appreciation.........................................................  $   101,315
                     Unrealized depreciation.........................................................       (3,149)
                                                                                                       -----------
                          Net unrealized appreciation................................................  $    98,166
                                                                                                       ===========

(b) The interest rates on floating rate securities, shown as of December 31, 2000, may change monthly or less frequently and are based on indices of market interest rates.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED DAILY GOVERNMENT FUND
DECEMBER 31, 2000

                                                                                                             VALUE
PRINCIPAL                                                SECURITY                                           (NOTE 1)
=======================================================================================================================
FANNIE MAE - (12.35%)

$  1,000,000        5.23%, 01/08/01..................................................................... $      999,786
     750,000        5.30%, 01/12/01.....................................................................        749,758
   1,000,000        5.30%, 01/19/01.....................................................................        999,368
     500,000        5.07%, 01/24/01.....................................................................        499,445
     600,000        5.21%, 01/26/01.....................................................................        599,390
   2,000,000        5.28%, 02/20/01.....................................................................      1,996,326
     250,000        5.36%, 02/26/01.....................................................................        249,553
     100,000        6.18%, 03/15/01.....................................................................         99,924
   1,000,000        5.375%, 03/27/01....................................................................        997,077
   2,000,000        5.30%, 04/17/01.....................................................................      1,992,420
   1,000,000        5.38%, 04/26/01.....................................................................        994,887
   2,000,000        6.264%, 05/10/01 (b)................................................................      2,000,000
   2,000,000        5.49%, 05/17/01 (b).................................................................      1,994,715
   1,900,000        5.98%, 06/14/01.....................................................................      1,892,632
                                                                                                         --------------

                      Total Fannie Mae - (identified cost $16,065,281) .................................     16,065,281
                                                                                                         --------------
FEDERAL FARM CREDIT BANK - (1.92%)
   2,000,000        5.125%, 04/02/01....................................................................      1,994,147
     500,000        6.03%, 12/28/01.....................................................................        500,151
                                                                                                         --------------

                      Total Federal Farm Credit Bank - (identified cost $2,494,298).....................      2,494,298
                                                                                                         --------------
FEDERAL HOME LOAN BANK - (31.36%)
   2,000,000        6.42%, 01/10/01.....................................................................      1,996,790
     250,000        5.76%, 01/17/01.....................................................................        249,867
     500,000        6.315%, 01/19/01....................................................................        499,935
     500,000        4.875%, 01/26/01....................................................................        499,381
   1,000,000        6.465%, 02/16/01....................................................................        999,192
   1,000,000        6.60%, 02/22/01.....................................................................        999,989
   1,000,000        5.58%, 02/23/01.....................................................................        998,023
     310,000        5.18%, 02/26/01.....................................................................        309,311
   2,540,000        5.375%, 03/02/01....................................................................      2,536,103
   2,000,000        5.40%, 03/15/01.....................................................................      1,995,064
   3,000,000        5.625%, 03/19/01....................................................................      2,992,015
   1,000,000        5.555%, 03/29/01....................................................................        997,568
   2,000,000        6.214%, 04/12/01 (b)................................................................      2,000,000
   2,000,000        5.125%, 04/17/01....................................................................      1,993,332
     500,000        5.29%, 05/17/01.....................................................................        497,685
   2,000,000        6.509%, 07/17/01 (b)................................................................      1,999,352
   1,450,000        6.75%, 08/02/01.....................................................................      1,454,142

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED DAILY GOVERNMENT FUND   - Continued
DECEMBER 31, 2000

                                                                                                             VALUE
PRINCIPAL                                                SECURITY                                           (NOTE 1)
=======================================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED
$    625,000        6.625%, 08/15/01.................................................................... $      626,515
   5,000,000        6.528%, 08/17/01 (b)................................................................      4,997,867
     650,000        5.805%, 08/20/01....................................................................        649,157
     200,000        5.63%, 09/05/01.....................................................................        198,911
     320,000        5.875%, 09/17/01....................................................................        319,578
   5,000,000        6.588%, 11/08/01 (b)................................................................      4,998,746
   3,000,000        6.384%, 11/09/01 (b)................................................................      3,002,195
   2,000,000        6.24%, 12/20/01.....................................................................      2,000,000
   1,000,000        6.35%, 12/20/01.....................................................................      1,000,000
                                                                                                         --------------

                      Total Federal Home Loan Bank - (identified cost $ 40,810,718).....................     40,810,718
                                                                                                         --------------
FREDDIE MAC - (12.23%)
   5,000,000        6.5875%, 01/10/01 (b)...............................................................      4,999,883
   2,000,000        5.35%, 01/26/01.....................................................................      1,997,382
     300,000        5.25%, 02/16/01.....................................................................        299,439
   1,000,000        5.59%, 03/15/01.....................................................................        996,856
     325,000        5.75%, 06/15/01.....................................................................        324,375
   2,000,000        6.00%, 06/22/01.....................................................................      1,999,298
      300,000       6.00%, 07/20/01.....................................................................        298,644
   5,000,000        6.45%, 09/21/01 (b).................................................................      4,997,567
                                                                                                         --------------

                      Total Freddie Mac - (identified cost $15,913,444).................................     15,913,444
                                                                                                         --------------
SALLIE MAE - (13.83%)
   5,000,000        6.214%, 02/15/01 (b)................................................................      5,000,000
   8,000,000        6.304%, 03/09/01 (b)................................................................      7,999,321
   4,000,000        6.314%, 08/08/01 (b)................................................................      3,998,848
   1,000,000        6.294%, 09/17/01 (b)................................................................        999,725
                                                                                                         --------------

                      Total Sallie Mae - (identified cost $17,997,894)..................................     17,997,894
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED DAILY GOVERNMENT FUND - Continued
DECEMBER 31, 2000

                                                                                                             VALUE
PRINCIPAL                                                SECURITY                                           (NOTE 1)
=======================================================================================================================
REPURCHASE AGREEMENTS - (28.07%)
$   11,153,000      Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                        dated 12/29/00, repurchase value of $11,161,018 (collateralized by:
                        U.S. Government obligations in a pooled cash account,
                        total market value $11,376,060)................................................. $   11,153,000
     3,095,000      Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                        01/02/01, dated 12/29/00, repurchase value of $3,097,218
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $3,156,900) .................................................      3,095,000
    12,380,000      Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                        01/02/01, dated 12/29/00, repurchase value of $12,388,886
                        collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $12,627,600) ................................................     12,380,000
     9,904,000      PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                        dated 12/29/00, repurchase value of $9,911,109 (collateralized by:
                        U.S. Government obligations in a pooled cash account,
                        total market value $10,102,080).................................................      9,904,000
                                                                                                         --------------

                           Total Repurchase Agreements  - (identified cost $36,532,000).................     36,532,000
                                                                                                         --------------

                        Total Investments - (99.76%) - (identified cost $129,813,635) - (a).............    129,813,635
                        Other Assets Less Liabilities- (0.24%)..........................................        312,463
                                                                                                         --------------
                             Net Assets - (100%)........................................................ $  130,126,098
                                                                                                         ==============
(a) Aggregate cost for Federal income tax purposes is $129,813,635.

(b) The interest rates on floating rate securities, shown as of December 31, 2000, may change daily or less frequently and are based on indices of market rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2000

========================================================================================================================
                                                                                           U.S.
                                                       SELECTED           SELECTED      GOVERNMENT            DAILY
                                                       AMERICAN            SPECIAL        INCOME           GOVERNMENT
                                                        SHARES             SHARES          FUND               FUND
                                                       --------           --------      ----------         ----------
ASSETS:
   Investments in securities, at value * (see
     accompanying Schedules of Investments)
     Unaffiliated companies......................   $ 5,619,006,169    $  98,355,509   $   3,376,672     $  129,813,635
     Affiliated companies........................        71,876,417            -               -                 -
   Collateral for securities loaned (Note 7).....        74,649,452            -               -                 -
   Prepaid expenses..............................           170,729            -               1,712                545
   Cash..........................................           664,215           12,196         161,899             12,009
   Receivables:
     Dividends and interest......................         5,292,838           32,554          39,893          1,211,198
     Capital stock sold..........................        22,869,440           24,333           -                 19,440
     Investment securities sold..................            -                 -             158,449            -
     Due from adviser............................            -                 -               2,305            -
                                                    ---------------    -------------   -------------     --------------
         Total assets............................     5,794,529,260       98,424,592       3,740,930        131,056,827
                                                    ---------------    -------------   -------------     --------------
LIABILITIES:
   Return of  collateral  for  securities  loaned        74,649,452            -               -                 -
   Payables:
     Capital stock reacquired....................         7,725,224        1,693,925              19            528,548
     Investment securities purchased.............                          1,383,577           -                 -
   Accrued expenses..............................         4,970,361          125,258           6,680             91,082
   Distributions payable.........................            -                 -               6,168            311,099
                                                    ---------------    -------------   -------------     --------------
         Total liabilities.......................        87,542,100        3,202,760          12,867            930,729
                                                    ---------------    -------------   -------------     --------------
NET ASSETS ......................................   $ 5,706,987,160    $  95,221,832   $   3,728,063     $  130,126,098
                                                    ===============    =============   =============     ==============
SHARES OUTSTANDING (NOTE 5)......................       161,539,138        6,962,111         425,331        130,126,098
                                                    ===============    =============   =============     ==============
NET ASSET VALUE, offering and
   redemption price per share (Net
   Assets (divided by) shares outstanding).......       $     35.33       $    13.68      $     8.77         $     1.00
                                                        ===========       ==========      ==========         ==========
NET ASSETS CONSIST OF:
   Par value of shares of capital stock .........   $   201,923,923    $   1,740,528   $      42,533     $   13,012,610
   Additional paid-in capital....................     3,995,244,858       60,076,266       3,743,027        117,113,488
   Undistributed net investment loss.............          (434,094)         (11,947)          -                 -
   Accumulated net realized gain (loss)..........        41,713,453        4,394,725        (155,663)            -
   Net unrealized appreciation on investments....     1,468,539,020       29,022,260          98,166             -
                                                    ---------------    -------------   -------------     --------------
                                                    $ 5,706,987,160    $  95,221,832   $   3,728,063     $  130,126,098
                                                    ===============    =============   =============     ==============

* Including repurchase agreements of $758,897,000, $27,253,000, $554,000 and $36,532,000 for Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively, and cost of $4,222,343,566, $69,333,249, $3,278,506 and $129,813,635 for Selected
American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 2000

====================================================================================================================
                                                                                           U.S.
                                                       SELECTED           SELECTED      GOVERNMENT          DAILY
                                                       AMERICAN            SPECIAL        INCOME         GOVERNMENT
                                                        SHARES             SHARES          FUND             FUND
                                                       --------           --------      ----------       ----------
INVESTMENT  INCOME (LOSS):
Income:
   Dividends
     Unaffiliated companies.......................   $   37,948,336    $     258,353   $     -          $      -
     Affiliated companies.........................        2,254,408          -               -                 -
   Interest.......................................       26,565,145          684,694         238,286       8,464,660
   Security lending fees..........................          301,776         -                -                 -
                                                     --------------    -------------   -------------    ------------
       Total income...............................       67,069,665          943,047         238,286       8,464,660
                                                     --------------    -------------   -------------    ------------
Expenses:
   Management fees (Note 2).......................       26,196,321          723,575          11,130         399,494
   Custodian fees.................................          602,852           27,080           9,741          20,001
   Transfer agent fees............................        3,364,601          118,119          11,586          57,530
   Audit fees.....................................           34,500           11,500           6,900          10,350
   Legal fees.....................................          156,783           14,792             375          15,028
   Reports to shareholders........................          643,331           14,430             675          15,160
   Directors fees and expenses....................          304,071            9,651             267          10,669
   Registration and filing fees...................          147,907           20,955          19,302          23,893
   Miscellaneous..................................           11,243            7,223           6,562          11,053
   Payments under distribution plan (Note 3)......       11,680,138          263,361           9,275         332,912
                                                     --------------    -------------   -------------    ------------
       Total expenses.............................       43,141,747        1,210,686          75,813         896,090
       Expenses paid indirectly (Note 6)..........         (287,774)          (1,771)            (75)           (499)
       Reimbursement of expenses by adviser
          (Note 2) ...............................           -                -               -               -
                                                     --------------    -------------   -------------    ------------
       Net expenses...............................       42,853,973        1,208,915          44,935         895,591
                                                     --------------    -------------   -------------    ------------
       Net investment income (loss)...............       24,215,692         (265,868)        193,351       7,569,069
                                                     --------------    -------------   -------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
     investment transactions......................      528,217,816       18,409,361         (18,133)          -
   Net change in unrealized
     appreciation of investments
     during the period............................     (172,318,327)     (19,402,935)       167,522            -
                                                     --------------    -------------   -------------    ------------
   Net realized and unrealized
     gain (loss) on investments...................      355,899,489         (993,574)        149,389           -
                                                     --------------    -------------   -------------    ------------
     Net increase (decrease) in net assets
       from operations............................   $  380,115,181    $  (1,259,442)  $     342,740    $  7,569,069
                                                     ==============    =============   =============    ============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS STATEMENTS OF CHANGES IN NET
ASSETS For the year ended December 31, 2000


==================================================================================================================
                                                                                       U.S.
                                                     SELECTED         SELECTED      GOVERNMENT          DAILY
                                                     AMERICAN          SPECIAL        INCOME         GOVERNMENT
                                                      SHARES           SHARES          FUND             FUND
                                                     --------         --------      ----------       ----------
OPERATIONS:
    Net investment income (loss)................. $   24,215,692    $   (265,868)  $    193,351     $   7,569,069
    Net realized gain (loss) from
      investment transactions....................    528,217,816      18,409,361        (18,133)           -
    Net change in unrealized
      appreciation of investments................   (172,318,327)    (19,402,935)       167,522            -
                                                  --------------    ------------   ------------     -------------
    Net increase (decrease) in net
      assets resulting from operations...........    380,115,181      (1,259,442)       342,740         7,569,069

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
    Net investment income........................    (17,381,356)          -           (192,509)       (7,569,069)
    Realized gains from investment transactions..   (497,279,096)    (13,628,818)          -               -

CAPITAL SHARE TRANSACTIONS (NOTE 5)..............  2,137,162,902       2,518,329       (834,966)       (1,216,315)
                                                  --------------    ------------   ------------     -------------

Total increase (decrease) in net assets..........  2,002,617,631     (12,369,931)      (684,735)       (1,216,315)

NET ASSETS:
    Beginning of period..........................  3,704,369,529     107,591,763      4,412,798       131,342,413
                                                  --------------    ------------   ------------     -------------
    End of period................................ $5,706,987,160    $ 95,221,832   $  3,728,063     $ 130,126,098
                                                  ==============    ============   ============     =============



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET
ASSETS For the year ended December 31, 1999


==================================================================================================================
                                                                                       U.S.
                                                     SELECTED         SELECTED      GOVERNMENT          DAILY
                                                     AMERICAN          SPECIAL        INCOME         GOVERNMENT
                                                      SHARES           SHARES          FUND             FUND
                                                     --------         --------      ----------       ----------
OPERATIONS:
    Net investment income (loss)................ $    7,855,983    $    (567,926)  $    277,075    $  5,720,923
    Net realized gains/(losses) from
      investment transactions...................    135,025,695        4,921,785       (137,530)          -
    Net increase (decrease) in unrealized
      appreciation of investments...............    457,447,484       11,104,600       (250,320)          -
                                                 --------------    -------------   ------------    ------------
    Net increase (decrease) in net
      assets resulting from operations..........    600,329,162       15,458,459       (110,775)      5,720,923

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................     (7,855,983)          -            (277,075)     (5,720,923)
    Realized gains from investment
      transactions..............................   (148,111,926)      (6,184,763)       (27,599)          -
    Return of capital..........................         -                 (1,137)          -              -
    Distribution in excess of net investment
      income...................................         -                 -                (840)          -

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)....................................    354,101,450        3,675,089     (1,407,546)      5,139,905
                                                 --------------    -------------   ------------    ------------

Total increase (decrease) in net assets.........    798,462,703       12,947,648     (1,823,835)      5,139,905

NET ASSETS:
    Beginning of period.........................  2,905,906,826       94,644,115      6,236,633     126,202,508
                                                 --------------     ------------   ------------    ------------
    End of period............................... $3,704,369,529    $ 107,591,763   $  4,412,798    $131,342,413
                                                 ==============    =============   ============    ============



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    American Shares, Inc. and Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

    Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

    Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

    An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities, which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2000, Selected U.S. Government Income Fund had approximately $155,663 of capital loss carryovers available to offset future capital gains which expire in 2007 to 2008.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

D. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities.

E. DIRECTORS/TRUSTEES FEES AND EXPENSES - The Funds have adopted a non-funded retirement plan for the Funds' independent Directors/Trustees. Benefits are based upon years of service and fees paid to each Director/Trustee during the years of service. During the year ended December 31, 2000, for Selected American Shares, Selected Special Shares, Selected U.S. Government Income and Selected Daily Government credits of $167,918, $4,202, $85 and $1,265, respectively were made for the projected benefit obligations, resulting in an accumulated liability of $433,905, $11,947, $497 and $9,285, respectively.

    The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all for a portion of annual fees they are entitled to receive from Selected American Shares and Selected Special Shares. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director/Trustee in shares of one or more Selected funds selected by the Director/Trustee. The amount paid to the Director/Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Director/Trustees' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, for Selected American Shares, amounts have been reclassified to reflect an increase in undistributed net investment loss of $7,079,415 and a corresponding increase in accumulated net realized gain; for Selected Special Shares, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $261,666 and a corresponding decrease in accumulated net realized gain.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Fund's investment adviser. The rate for Selected American Shares is 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. The rate for Special Shares, Inc. is 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. The rate for both the U.S. Government Income Fund and the Daily Government Fund is 0.30% of average net assets.

    State Street Bank is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 2000 was $156,320, $13,178, $730 and $4,550 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain Directors/Trustees and officers of the Funds are also Directors/Trustees and officers of the general partner of the Adviser.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000

================================================================================
NOTE 2 - INVESTMENT ADVISORY FEES - (Continued)

    The Adviser has agreed to reimburse the U.S. Government Income Fund for any Fund expenses in excess of 1.30% of average net assets.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

    With respect to Special Shares, Inc., Bramwell Capital Management, Inc. ("Bramwell") also acts as sub-adviser and manages the day-to-day investment operations for the fund. The Fund pays no fees directly to Bramwell, who receives from the Adviser, a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

    Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. For American Shares, Inc., SCD received $88,325 in commissions on the purchases/sales of portfolio securities.

NOTE 3 - DISTRIBUTION

    For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For the year ended December 31, 2000, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds incurred distribution services fees totaling $11,680,138, $263,361, $9,275 and $332,912, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2000 were as follows:


                                AMERICAN           SPECIAL      U.S. GOVERNMENT
                               SHARES, INC.      SHARES, INC.        INCOME
                               ------------      ------------   ---------------
Cost of purchases..........  $ 1,929,781,366    $  33,207,879    $  2,567,606
Proceeds of sales..........  $    955,534,666   $  68,029,084    $  3,744,170

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000

================================================================================
NOTE 5 - CAPITAL STOCK

    At December 31, 2000, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At December 31, 2000, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At December 31, 2000, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                          YEAR ENDED
                                                                      DECEMBER 31, 2000
                                                 ---------------------------------------------------------------
                                                    AMERICAN           SPECIAL         U.S.
                                                     SHARES            SHARES       GOVERNMENT        DAILY
                                                      INC.              INC.          INCOME        GOVERNMENT
                                                      ----              ----          ------        ----------
Shares sold ..................................       60,248,207        5,985,383         43,159      23,987,299
Shares issued in reinvestment of distributions       14,846,811          939,635         19,405       7,552,140
                                                 --------------    -------------    -----------    ------------
                                                     75,095,018        6,925,018         62,564      31,539,439
Shares redeemed ..............................      (17,032,253)      (6,617,618)      (164,515)    (32,755,754)
                                                 --------------    -------------    -----------    ------------
      Net increase (decrease) ................       58,062,765          307,400       (101,951)     (1,216,315)
                                                 ==============    =============    ===========    ============

Proceeds from shares sold ....................   $2,266,555,557    $ 100,192,645    $   370,808    $ 23,987,299
Proceeds from shares issued in
    reinvestment of distributions ............      496,760,656       12,450,400        162,795       7,552,140
                                                 --------------    -------------    -----------    ------------
                                                  2,763,316,213      112,643,045        533,603      31,539,439
Cost of shares redeemed ......................     (626,153,311)    (110,124,716)    (1,368,569)    (32,755,754)
                                                 --------------    -------------    -----------    ------------
      Net increase (decrease) ................   $2,137,162,902    $   2,518,329    $  (834,966)   $ (1,216,315)
                                                 ==============    =============    ===========    ============

                                                                             YEAR ENDED
                                                                         DECEMBER 31, 2000
                                                    ---------------------------------------------------------------
                                                       AMERICAN         SPECIAL        U.S.
                                                        SHARES          SHARES      GOVERNMENT        DAILY
                                                         INC.            INC.         INCOME        GOVERNMENT
                                                         ----            ----         ------        ----------
Shares sold ....................................      22,168,838       1,447,351         66,570      15,388,012
Shares issued in reinvestment of distributions .       4,424,497         384,122         29,508       5,601,074
                                                   -------------    ------------    -----------    ------------
                                                      26,593,335       1,831,473         96,078      20,989,086
Shares redeemed ................................     (16,364,757)     (1,586,891)      (258,633)    (15,849,181)
                                                   -------------    ------------    -----------    ------------
      Net increase (decrease) ..................      10,228,578         244,582       (162,555)      5,139,905
                                                   =============    ============    ===========    ============

Proceeds from shares sold ......................   $ 750,251,715    $ 21,526,141    $   584,615    $ 15,388,012
Proceeds from shares issued in
    reinvestment of distributions ..............     150,287,145       5,672,955        255,999       5,601,074
                                                   -------------    ------------    -----------    ------------
                                                     900,538,860      27,199,096        840,614      20,989,086
Cost of shares redeemed ........................    (546,437,410)    (23,524,007)    (2,248,160)    (15,849,181)
                                                   -------------    ------------    -----------    ------------
      Net increase (decrease) ..................   $ 354,101,450    $  3,675,089    $(1,407,546)   $  5,139,905
                                                   =============    ============    ===========    ============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000

================================================================================
NOTE 6 - EXPENSES PAID INDIRECTLY

    Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. During the year ended December 31, 2000, such reductions amounted to $49,698, $1,771, $75 and $499 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

    Selected American Shares has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by commissions paid to such brokers. During the year ended December 31, 2000 the reduction amounted to $238,076.

NOTE 7 - SECURITIES LOANED

    American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of December 31, 2000, the Fund had on loan securities valued at $72,048,431; cash of $74,649,452 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.

================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                   YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------------
                                                2000          1999         1998          1997           1996
                                                ----          ----         ----          ----           ----
Net Asset Value, Beginning of Period....    $   35.80      $   31.16    $   27.18     $   21.53      $  17.68
                                            ---------      ---------    ---------     ---------      --------
Income From Investment Operations
---------------------------------
 Net Investment Income..................          .15            .15          .15           .16           .18
 Net Realized and Unrealized Gains......         2.98           6.08         4.24          7.72          5.15
                                            ---------      ---------    ---------     ---------      --------
    Total From Investment Operations....         3.13           6.23         4.39          7.88          5.33

Dividends and  Distributions
----------------------------
 Dividends from Net Investment Income...         (.14)          (.15)        (.15)         (.17)         (.17)
 Distributions from Realized Gains......        (3.46)         (1.44)        (.26)        (2.05)        (1.31)
 Dividends in Excess of Net
    Investment Income...................          -              -            -            (.01)          -
                                            ---------      ---------    ---------     ---------      --------
    Total Dividends and Distributions...        (3.60)         (1.59)        (.41)        (2.23)        (1.48)
                                            ---------      ---------    ---------     ---------      --------

Net Asset Value, End of Period..........    $   35.33      $   35.80    $   31.16     $   27.18      $  21.53
                                            =========      =========    =========     =========      ========

Total Return(1).........................        9.33%         20.32%       16.27%        37.25%        30.74%
---------------

Ratios/Supplemental Data
------------------------
 Net Assets, End of Period
    (000,000 omitted)...................       $5,707         $3,704       $2,906        $2,222        $1,376
 Ratio of Expenses to Average Net Assets         .92%           .93%         .94%          .96%         1.03%
 Ratio of Net Investment Income to
    Average Net Assets..................         .52%           .24%         .52%          .62%          .87%
 Portfolio Turnover Rate(2).............          22%            21%          20%           26%           29%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.

================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                                2000          1999         1998        1997         1996
                                                ----          ----         ----        ----         ----
Net Asset Value, Beginning of Period......    $  16.17     $   14.76    $   13.03   $  10.89    $  10.80
                                              --------     ---------    ---------   --------    --------
Income (Loss) From Investment Operations
----------------------------------------
 Net Investment Loss......................        -           (.09)        (.08)      (.07)         -
 Net Realized and Unrealized Gains
    (Losses)..............................        (.25)        2.47         3.14       2.83         1.27
                                              --------    ---------    ---------   --------     --------
    Total From Investment Operations......        (.25)        2.38         3.06       2.76         1.27

Dividends and Distributions
---------------------------
 Distributions from Realized Gains........        2.24)        (.97)       (1.33)      (.62)       (1.18)
 Return of Capital........................        -            -(1)         -          -            -
                                              --------    ---------    ---------   --------     --------
    Total Dividends and Distributions.....       (2.24)        (.97)       (1.33)      (.62)       (1.18)
                                              --------    ---------    ---------   --------     --------
Net Asset Value, End of Period............    $  13.68    $   16.17    $   14.76   $  13.03     $  10.89
                                              ========    =========    =========   ========     ========
Total Return(2)...........................     (1.10)%       16.83%       24.52%     26.91%       11.86%
--------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000 omitted)...     $95,222     $107,592      $94,644    $74,930      $62,435
 Ratio of Expenses to Average Net Assets..       1.15%        1.17%     1.26%(3)      1.28%        1.33%
 Ratio of Net Investment Loss to Average
    Net Assets ...........................      (.25)%       (.59)%       (.58)%     (.60)%       (.66)%
 Portfolio Turnover Rate(4)...............         35%          44%          41%        51%          98%

(1)  Less than $0.005 per share.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.25% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND

================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                       YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
                                                      2000          1999        1998         1997         1996
                                                      ----          ----        ----         ----         ----
Net Asset Value, Beginning of Period .............   $   8.37    $   9.04    $   9.01       $  8.90      $  9.20
                                                     --------    --------    --------       -------      -------
Income From Investment Operations
---------------------------------
  Net Investment Income ..........................        .44         .45         .47           .51          .53
  Net Realized and Unrealized Gains (Losses) .....        .40        (.62)        .06           .11         (.28)
                                                     --------    --------    --------       -------      -------
    Total From Investment Operations .............        .84        (.17)        .53           .62          .25

Dividends and Distributions
---------------------------
 Dividends from Net Investment Income ............       (.44)       (.45)       (.47)         (.51)        (.53)
 Distributions from Realized Gains ...............       -           (.05)       (.03)          -           (.02)
                                                     --------    --------    --------       -------      -------
    Total Dividends and Distributions ............       (.44)       (.50)       (.50)         (.51)        (.55)
                                                     --------    --------    --------       -------      -------

Net Asset Value, End of Period ...................   $   8.77    $   8.37    $   9.04       $  9.01      $  8.90
                                                     ========    ========    ========       =======      =======

Total Return(1)                                        10.37%     (1.97)%       5.90%         7.32%        2.85%
--------------

Ratios/Supplemental Data
------------------------
 Net Assets, End of Period (000 omitted) .........     $3,728      $4,413      $6,237        $5,962       $6,934
 Ratio of Expenses to Average Net Assets                1.21%(2)    1.28%(2)    1.52%(2)(3)   1.50%(2)     1.44%(2)
 Ratio of Net Investment Income to
    Average Net Assets ...........................      5.21%       5.15%       5.17%         5.79%         5.96%
 Portfolio Turnover Rate(4).......................        85%        134%         36%           16%           26%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for 2000, 1999, 1998, 1997 and 1996 would have been 2.04%, 1.61%, 1.62%, 1.60%, 1.67%, respectively.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.50% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND

================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                     Year ended December 31,
                                                 -------------------------------------------------------------
                                                   2000         1999           1998         1997         1996
                                                   ----         ----           ----         ----         ----
Net Asset Value, Beginning of Period......       $  1.000     $  1.000      $  1.000     $  1.000     $  1.000
                                                 --------     --------      --------     --------     --------
Income From Investment Operations
---------------------------------
 Net Investment Income....................           .056         .044          .047         .048         .046

Dividends and Distributions
---------------------------
 Dividends from Net Investment Income.....          (.056)       (.044)        (.047)       (.048)       (.046)
                                                 --------     --------      --------     --------     --------

Net Asset Value, End of Period............       $  1.000     $  1.000      $  1.000     $  1.000     $  1.000
                                                 ========     ========      ========     ========     ========

Total Return(1)...........................          5.80%        4.48%         4.85%        4.91%        4.70%
---------------

Ratios/Supplemental Data
------------------------
 Net Assets, End of Period (000 omitted)..       $130,126     $131,342      $126,203     $117,471     $112,674

Ratio of Expenses to Average Net Assets...           .67%         .68%          .71%         .70%         .75%
 Ratio of Net Investment Income
    to Average Net Assets.................          5.68%        4.44%         4.74%        4.80%        4.62%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
INDEPENDENT AUDITORS' REPORT

================================================================================

To the Shareholders and Board of Directors/Trustees of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust:

    We have audited the accompanying statements of assets and liabilities of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund (a series of Selected Capital Preservation Trust) and Daily Government Fund (a series of Selected Capital Preservation Trust), including the schedules of investments, as of December 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998, expressed an unqualified opinion on this information.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP


Denver, Colorado
February 9, 2001

SELECTED FUNDS
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2000

================================================================================

    In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the funds during calendar year 2000. Regulations of the U.S. Treasury Department require the funds to report this information to the Internal Revenue Service.

SELECTED AMERICAN SHARES, INC.

    Distributions of $3.60 per share were paid to shareholders during the calendar year 2000, of which $2.77 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the calendar year ended 2000 which are not designated as capital gain distributions should be multiplied by 35% to arrive at the net amount eligible for the corporate dividend-received deduction.

SELECTED SPECIAL SHARES, INC.

    Distributions of $2.24 per share were paid to shareholders during the calendar year 2000, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    None of the dividends paid by the Fund during the calendar year ended 2000 are eligible for the corporate dividend-received deduction.

SELECTED U.S. GOVERNMENT INCOME FUND

    Distributions of $0.437880 per share were paid to shareholders during the calendar year 2000.

    None of the dividends paid by the Fund during the calendar year ended 2000 are eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

                                    SELECTED
                                      FUNDS

                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================
DIRECTORS                    OFFICERS
William P. Barr              James J. McMonagle
Floyd A. Brown                 Chairman
Andrew A. Davis              Christopher C. Davis
Christopher C. Davis           President - Selected American
Jerome Hass                    Shares & Selected Special
James J. McMonagle             Shares, Vice President - Selected
Katherine L. MacWilliams       U.S. Government Income Fund
Richard O'Brien                & Selected Daily Government
Larry Robinson                 Fund
Marsha Williams              Creston A. King
                               President - Selected U.S.
                               Government Income Fund &
                               Selected Daily Government
                               Fund
                             Andrew A. Davis
                               Vice President
                             Kenneth C. Eich
                               Vice President
                             Sharra L. Reed
                               Vice President, Treasurer
                               & Assistant Secretary
                             Thomas D. Tays
                               Vice President
                               & Secretary
                             Arthur Don
                               Assistant Secretary

INVESTMENT ADVISER
Davis Selected  Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 243-1575

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive
Chicago, Illinois  60601-4205

================================================================================
For more information about the Selected Funds, including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.
================================================================================

INVESTMENT ADVISER

Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706


DISTRIBUTOR

Davis Distributions, LLC
2949 East Elvira Road, Suite 101
Tucson, AZ 85706


TRANSFER AGENT AND CUSTODIAN

State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243


LEGAL COUNSEL

D'Ancona & Pflaum, LLC
111 E. Wacker Dr., Suite 2800
Chicago, IL 60601-4205


AUDITORS

KPMG, LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

800-243-1575
www.selectedfunds.com